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                                                                 EXHIBIT 99.15


                                                       STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                   DIVISION OF CORPORATIONS
                                                  FILED 09:00 AM 07/31/1995
                                                     950171073 - 2103395


                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               AST RESEARCH, INC.


It is hereby certified that:

1. The present name of the corporation (hereinafter called the "Corporation") is AST RESEARCH, INC., which is the name under which the corporation was originally incorporated; and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is December 2, 1986.

2. This Restated Certificate of Incorporation was duly adopted pursuant to the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:
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                                   ARTICLE 1

                                      NAME

          The name of the Corporation is AST Research, Inc.


                                   ARTICLE 2

                          REGISTERED OFFICE AND AGENT

          The name and address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle, Delaware. The name of the Corporation's registered agent at that address is The Corporation Trust Company.


                                   ARTICLE 3

                                    PURPOSE

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended from time to time.


                                   ARTICLE 4

                               AUTHORIZED CAPITAL

          (a) The total number of shares of capital stock which the Corporation has the authority to issue is 201,000,000, consisting of 200,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), and 1,000,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock").

          (b) The Board of Directors is expressly authorized by resolution or resolutions from time to time adopted, subject to any limitations and requirements prescribed by the General Corporation Law of the State of Delaware

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and the provisions hereof, to provide for the issuance of the shares of
Preferred Stock in one or more series and, by filing a Certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each series, and to fix the designations, powers, preferences, and relative, participating, optional or other special rights, if any, of the shares of each such series and the qualifications, limitations and restrictions thereof, if any, with respect to such series of Preferred Stock.

          (c) Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes or for other securities shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock.

          (d) Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

          (e) Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of Preferred Stock of the full amounts to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

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                                  ARTICLE 5

                                  DIRECTORS

          (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (b) The Board of Directors shall consist of not less than five nor more than thirteen members. The exact number of authorized directors shall initially be thirteen and, thereafter, shall be fixed from time to time, within the foregoing limits, by resolution of the Board of Directors.

          (c) Election of directors need not be by written ballot unless otherwise provided in the Bylaws.


                                   ARTICLE 6

                       LIMITATION OF DIRECTORS' LIABILITY

          (a) The Corporation shall indemnify to the full extent authorized or permitted by applicable law (as now or hereafter in effect) any person made, or threatened to be made a party or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law.

          (b) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty, provided, however, that this limitation of liability shall not act to limit liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) arising under
Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper benefit.

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          (c)  Any repeal or modification of the foregoing provisions of this
Article 6 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                   ARTICLE 7

                              AMENDMENT OF BYLAWS

          The Board of Directors of the Corporation shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation; provided, that the Board of Directors of the Corporation may
                    --------
not amend the second paragraph of Article III Section 3, Article III Section 7, the second paragraph of Article III Section 8, Article III Section 12, Article IV Section 4, Article VI, Article VII or Article IX Section 8 except in accordance with Article IX Section 8 of the Bylaws.


                                   ARTICLE 8

               AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or to adopt new provisions, in the manner now or hereafter prescribed by the General Corporation Law of the State of Delaware, as amended from time to time, and all rights conferred on stockholders and directors herein are granted subject to this reservation.

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          IN WITNESS WHEREOF, AST Research, Inc. has caused this Certificate to be signed by Safi U. Qureshey, its President, attested by Dennis R. Leibel, its Secretary, and its corporate seal to be affixed hereto this 31st day of July, 1995.

                         AST RESEARCH, INC.



                         By: /s/ Safi U. Qureshey
                            -----------------------------
                             Safi U. Qureshey, President



ATTEST:



By:  /s/ Dennis R. Leibel
    ----------------------------
     Dennis R. Leibel, Secretary

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